Provisions (Details Narrative) - USD ($)	12 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
Provisions [abstract]
Non-current employee benefits	$ 409,150
Gratuity benefit description	VIS Networks Private Limited provides a gratuity to its employees in India. The benefit is a lump sum equal to 15/26 of monthly salary for each completed year of service, payable on retirement at age 60, resignation, death or disablement, subject to a minimum of five years of continuous service (other than on death) and to a ceiling of INR 2,000,000 per employee. The plan is a defined benefit plan and is funded wholly by the company. Contributions are paid to a group gratuity fund administered by Aditya Birla Sun Life Insurance Company Limited under a unit-linked group gratuity policy, from which benefits are paid. The obligation is measured by an independent actuary using the projected unit credit method
Gratuity benefit plan risk description	The plan exposes the Group to interest rate risk (a decrease in the discount rate increases the obligation), salary risk (the obligation is based on final salaries, so salary increases above those assumed increase the obligation), demographic risk (the obligation is sensitive to employee attrition and mortality) and investment risk (a return on plan assets below the discount rate increases the net liability). The plan assets cover 29 percent of the obligation at 30 June 2026; the shortfall is met by contributions from VIS Networks Private Limited
Current net defined benefit liability	$ 41,139
Non-current net defined benefit liability	409,150
Employee benefits expense	54,921
Remeasurement gain	11,797
Deferred tax recognised in other comprehensive income	$ 2,969
Wweighted average duration of obligation	14 years
Undiscounted benefit payments expected next year	$ 34,636
End-of-service benefits	$ 37,234